Loan Receivable	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Loan Receivable

4.      LOAN RECEIVABLE

On October 19, 2012 (the “Closing Date”), the Company advanced a term loan facility in the amount of $1,000 to Montebello Technologies LLC (the “Borrower”). The loan bears interest at 15% per annum, compounded annually with a maturity date of October 18, 2017 at which time the outstanding principal and accrued interest is to be fully repaid. The term loan facility is collateralized by a general security agreement.

In accordance with the terms and conditions of the loan agreement the use of the funds is solely and exclusively for the purchase and monetization of patents and for the period commencing on the Closing Date to and including the tenth anniversary of the Closing Date, the Company will be entitled to receive (a) 15% of the first $10 million in gross revenue and (b) 10% of all gross revenue over the first $10 million realized by the Borrower from any patents acquired utilizing the term loan facility.

To estimate the fair value, at inception, the Company considered the estimated future cash flow projections using an effective interest rate of 18%.

The carrying value of the term loan facility is as follows:

	As at December 31,	As at December 31,
	2015	2014
15% Term loan facility	$1,000	$1,000
Unamortized discount	(70)	(94)
Accrued interest	567	362
Net carrying amount	$1,497	$1,268